                AmeriCredit Automobile Receivables Trust 1999-C
                    Class A-1A 5.67375% Asset Backed Notes
                  Class A-1B Floating Rate Asset Backed Notes
                      Class A-2A 6.32% Asset Backed Notes
                  Class A-2B Floating Rate Asset Backed Notes
                       Class A-3 6.84% Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Class A-5 6.81% Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of August 13, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:   12/01/99
Monthly Period Ending:      12/31/99



I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

       A.  Beginning of period Aggregate Principal Balance                                                            $962,345,202
                                                                                                                      ------------

       B.  Purchase of Subsequent Receivables                                                                                    0
                                                                                                                      ------------

       C.  Monthly Principal Amounts

           (1)     Collections on Receivables outstanding
                     at end of period                                                                     23,991,703
                                                                                                         -----------
           (2)     Collections on Receivables paid off
                     during period                                                                         4,979,081
                                                                                                         -----------
           (3)     Receivables becoming Liquidated Receivables
                     during period                                                                         3,355,805
                                                                                                         -----------
           (4)     Receivables becoming Purchased Receivables
                     during period                                                                       -----------
           (5)     Cram Down Losses occurring during period                                              -----------
           (6)     Other Receivables adjustments                                                              66,168
                                                                                                         -----------
           (7)     Less amounts allocable to Interest                                                    (14,498,642)
                                                                                                         -----------

           Total Monthly Principal Amounts                                                                              17,894,115
                                                                                                                      ------------

       D.  End of period Aggregate Principal Balance                                                                  $944,451,087
                                                                                                                      ============

       E.  Pool Factor                                                                                                  94.445110%
                                                                                                                      ============

II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                             Class A-1A    Class A-1B     Class A-2A    Class A-2B
                                                             ----------    ----------     ----------    ----------

       A.  Beginning of period Note Balance                    $21,755,290   $62,157,969    $69,500,000  $230,500,000
                                                             --------------------------------------------------------

       B.  Noteholders' Principal Distributable Amount           4,128,901    11,796,861              0             0
       C.  Noteholders' Accelerated Principal Amount             1,407,436     4,021,246              0             0
       D.  Accelerated Payment Amount Shortfall                     25,026        71,501              0             0
       E.  Note Prepayment Amount                                        0             0              0             0
       F.  Deficiency Claim Amount                                       0             0              0             0
                                                             --------------------------------------------------------


       G.  End of period Note Balance                          $16,193,927   $46,268,361    $69,500,000  $230,500,000
                                                             ========================================================

       H.  Note Pool Factors                                   46.2683629%   46.2683610%    100.000000%   100.000000%
                                                             ========================================================


                                                             Class A-3     Class A-4      Class A-5                   TOTAL
                                                             ---------     ---------      ---------                   -----

       A.  Beginning of period Note Balance                    $182,000,000  $283,000,000    $95,857,974              $944,771,233
                                                             -------------------------------------------              ------------

       B.  Noteholders' Principal Distributable Amount                    0             0      1,968,353                17,894,115
       C.  Noteholders' Accelerated Principal Amount                      0             0              0                 5,428,682
       D.  Accelerated Payment Amount Shortfall                           0             0              0                    96,527
       E.  Note Prepayment Amount                                         0             0              0                         0
       F.  Deficiency Claim Amount                                        0             0              0                         0
                                                             -------------------------------------------              ------------


       G.  End of period Note Balance                          $182,000,000  $283,000,000    $93,889,621              $921,351,909
                                                             ===========================================              ============

       H.  Note Pool Factors                                    100.000000%   100.000000%     93.889621%               92.1351909%
                                                             ===========================================              ============


                                                 1


III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

       A.  Beginning of period Pre-Funding Account balance                                                                      $0
                                                                                                                      ------------
       B.  Purchase of Subsequent Receivables                                                                      0
                                                                                                         -----------
       C.  Investment Earnings                                                                                     0
                                                                                                         -----------
       D.  Investment Earnings Transfer to Collections Account                                                     0
                                                                                                         -----------
       E.  Payment of Mandatory Prepayment Amount                                                                  0
                                                                                                         -----------
                                                                                                                                 0
                                                                                                                      ------------
       F.  End of period Pre-Funding Account balance                                                                            $0
                                                                                                                      ============

IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

       A.  Total Monthly Principal Amounts                                                                             $17,894,115
                                                                                                                      ------------
       B.  Required Pro-forma Security Balance                                                           850,005,978
                                                                                                         -----------
       C.  Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)         926,877,118
                                                                                                         -----------
       D.  Step-down Amount (B. - C.)                                                                                            0
                                                                                                                      ------------
       E.  Principal Distributable Amount (A.- D.)                                                                     $17,894,115
                                                                                                                      ============


V.     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

       A.  Beginning of period Capitalized Interest  Account balance                                                            $0
                                                                                                                      ------------
       B.  Monthly Capitalized Interest Amount                                                                     0
                                                                                                         -----------
       C.  Investment Earnings                                                                                     0
                                                                                                         -----------
       D.  Investment Earnings Transfer to Collections Account                                                     0
                                                                                                         -----------
       E.  Payment of Overfunded Capitalized Interest Amount                                                       0
                                                                                                         -----------
       F.  Payment of Remaining Capitalized Interest Account                                                       0
                                                                                                         -----------
                                                                                                                                 0
                                                                                                                      ------------
       G.  End of period Capitalized Interest Account balance                                                                   $0
                                                                                                                      ============

VI.    RECONCILIATION OF COLLECTION ACCOUNT:

       A.  Available Funds:

           (1)     Collections on Receivables during period
                     (net of Liquidation Proceeds)                                                       $28,970,784
                                                                                                         -----------
           (2)     Liquidation Proceeds collected
                     during period                                                                         1,708,161
                                                                                                         -----------
           (3)     Purchase Amounts deposited in Collection
                     Account                                                                             -----------
           (4) (a)       Investment Earnings - Collection Account                                            125,707
                                                                                                         -----------
               (b)       Investment Earnings - Transfer From Prefunding Account                                    0
                                                                                                         -----------
               (c)       Investment Earnings - Transfer From Capitalized Interest Account                          0
                                                                                                         -----------
           (5)     Collection of Supplemental Servicing Fees
               (a)       Extension Fees                                                                       15,666
                                                                                                         -----------
               (b)       Repo and Recovery Fees Advanced                                                      72,670
                                                                                                         -----------
               (c)       Other Fees                                                                           81,127
                                                                                                         -----------
           (6)     Monthly Capitalized Interest Amount                                                             0
                                                                                                         -----------
           (7)     Mandatory Prepayment Amount                                                           -----------

           Total Available Funds                                                                                        30,974,115
                                                                                                                      ------------

       B.  Distributions:

           (1)      Base Servicing Fee and Supplemental Servicing Fees
               (a)       Base Servicing Fee                                                                1,804,397
                                                                                                         -----------
               (b)       Repo and Recovery Fees                                                               72,670
                                                                                                         -----------
               (c)       Bank Service Charges                                                                 14,779
                                                                                                         -----------
               (d)       Other Fees                                                                           81,127
                                                                                                         -----------
           (2)      Agent fees                                                                                   417
                                                                                                         -----------
           (3)      Refunds of Overpayments paid by AFS                                                       15,966
                                                                                                         -----------
           (4)      Noteholders' Interest Distributable Amount
                        (a)        Class A - 1A                                                              102,862
                                                                                                         -----------
                        (b)        Class A - 1B                                                              289,035
                                                                                                         -----------
                        (c)        Class A - 2A                                                              366,033
                                                                                                         -----------
                        (d)        Class A - 2B                                                            1,302,085
                                                                                                         -----------
                        (e)        Class A - 3                                                             1,037,400
                                                                                                         -----------
                        (f)        Class A - 4                                                             1,641,105
                                                                                                         -----------
                        (g)        Class A - 5                                                               543,994
                                                                                                         -----------

           (5)      Noteholders' Principal Distributable Amount
                        (a)        Class A - 1A                                                            4,128,901
                                                                                                         -----------
                        (b)        Class A - 1B                                                           11,796,861
                                                                                                         -----------
                        (c)        Class A - 2A                                                                    0
                                                                                                         -----------
                        (d)        Class A - 2B                                                                    0
                                                                                                         -----------
                        (e)        Class A - 3                                                                     0
                                                                                                         -----------
                        (f)         Class A - 4                                                                    0
                                                                                                         -----------
                        (g)        Class A - 5                                                             1,968,353
                                                                                                         -----------

           (6)      Security Insurer Premiums                                                                379,448
                                                                                                         -----------

           Total distributions                                                                                          25,545,433
                                                                                                                      ------------

       C.  Excess Available Funds  (or Deficiency Claim Amount )                                                         5,428,682
                                                                                                                      ------------

       D.  Noteholders' Accelerated Principal Amount                                                                    (5,428,682)
                                                                                                                      ------------

       E.  Deposit to Spread Account                                                                                            $0
                                                                                                                      ============


                                                 2


VII.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.  Excess Available Funds (VI.C.)                                                                 $5,428,682
                                                                                                         -----------
       B.  Pro Forma Security Balance (II.A.-II.B.)                                                      926,877,118
                                                                                                         -----------
       C.  Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                      850,005,978
                                                                                                         -----------
       D.  Excess of Pro Forma Balance over Required Balance (B. - C.)                                    76,871,140
                                                                                                         -----------
       E.  End of Period  Class A-1 Note Balance (before accel. payments)                                 67,987,497
                                                                                                         -----------
       F.  Lesser of D. or E.                                                                             67,987,497
                                                                                                         -----------
       G.  Accelerated Principal Amount (lesser of  A. or F.)                                                           $5,428,682
                                                                                                                      ------------

VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.  Pro Forma Security Balance                                                                   $926,877,118
                                                                                                         -----------
       B.  Required Pro Forma Security Balance                                                           850,005,978
                                                                                                         -----------
       C.  Excess of Pro Forma Balance over Required Balance (A. - B.)                                    76,871,140
                                                                                                         -----------
       D.  End of Period  Class A-1 Note Balance (before accel. payments)                                 67,987,497
                                                                                                         -----------
       E.  Greater of C. or D.                                                                            76,871,140
                                                                                                         -----------
       F.  Excess Available Funds (VI.C.)                                                                  5,428,682
                                                                                                         -----------
       G.  Investment Earnings on Collection Account                                                         125,707
                                                                                                         -----------
       H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                            $71,568,165
                                                                                                                      ------------

IX.    RECONCILIATION OF SPREAD ACCOUNT:

       A.  Beginning of period Spread Account balance                                                                  $29,999,999
                                                                                                                      ------------

       B.  Additions to Spread Account
           (1)      Deposits from Collections Account (VI. E.)                                                     0
                                                                                                         -----------
           (2)      Investment Earnings                                                                       96,527
                                                                                                         -----------
           (3)      Deposits Related to Subsequent Receivables Purchases                                           0
                                                                                                         -----------

       Total Additions                                                                                                      96,527
                                                                                                                      ------------

       C.  Spread Account balance available for withdrawals                                                             30,096,526
                                                                                                                      ------------

       D.  Requisite Amount of Spread Account
           (1)      Initial Spread Account Deposit                                                       $20,999,948
                                                                                                         -----------
           (2)      Subsequent Spread Account Deposits                                                     9,000,051
                                                                                                         -----------
           (3)      Total Initial & Subsequent Spread Account Deposits (1)+(2)                            29,999,999
                                                                                                         -----------
           (4)      $100,000                                                                                 100,000
                                                                                                         -----------
           (5)      1 1/2% of Original Pool Balance (total deliveries)                                    15,000,000
                                                                                                         -----------
           (6)      End of period Note Balance (before accel. principal shortfall calc)                  921,448,436
                                                                                                         -----------
           (7)      Lesser of (5) or (6)                                                                  15,000,000
                                                                                                         -----------
           (8)      Floor Amount Greater of (4) or (7)                                                    15,000,000
                                                                                                         -----------
           (9)      Aggregate Principal Balance                                                          944,451,087
                                                                                                         -----------
          (10)      End of period Note Balance (before accel. principal shortfall calc)                  921,448,436
                                                                                                         -----------
          (11)      Line (9) less line (10)                                                               23,002,651
                                                                                                         -----------
          (12)      OC level     (11) / (9)                                                                    2.44%
                                                                                                         -----------
          (13)      Spread Ending Balance as a Percentage of Aggregate Principal Balance                       3.18%
                                                                                                         -----------
          (14)      OC Percentage  (12) + (13)                                                                 5.62%
                                                                                                         -----------
          (15)      13% less OC level, if OC percentage is greater than or equal to 13%                      n/a
                                                                                                         -----------
          (16)      If OC percentage is equal to or greater than 13%, Percent in
                       (15) x End of Period
                           Aggregate Principal Balance                                                       n/a
                                                                                                         -----------
          (17)      If OC percentage is less than 13%, 3% of Original Pool Balance                        29,999,999
                                                                                                         -----------
                       (total deliveries)
          (18)      15% of end of period Aggregate Principal Balance if Trigger Date                         n/a
                                                                                                         -----------

          Requisite Amount of Spread Account (either (3), (8), (15), (16), or (17)                                      29,999,999
                       as applicable)                                                                                 ------------

       E. Withdrawals from Spread Account
          (1)       Priority First - Deficiency Claim Amount                                                       0
                                                                                                         -----------
          (2)       Priority Second through Third                                                        -----------
          (3)       Priority Fourth - Accelerated Payment Amount Shortfall                  71,568,165
                                                                                            ----------
                     Accelerated Payment Amount Shortfall in Excess of Requisite Amount                       96,527
                                                                                                         -----------
          (4)       Priority Fifth through Sixth                                                         -----------
          (5)       Priority Seventh - to Servicer                                                       -----------

          Total withdrawals                                                                                                 96,527
                                                                                                                      ------------

       F.  End of period Spread Account balance                                                                        $29,999,999
                                                                                                                      ------------






                                                 3


X.     MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.  Beginning of period number of Receivables                                                                        70,504
                                                                                                                      ------------

       B.  Number of Subsequent Receivables Purchased                                                                            0
                                                                                                                      ------------

       C.  Number of Receivables becoming Liquidated
              Receivables during period                                                                                        252
                                                                                                                      ------------

       D.  Number of Receivables becoming Purchased
              Receivables during period                                                                               ------------

       E.  Number of Receivables paid off during period                                                                        411
                                                                                                                      ------------

       F.  End of period number of Receivables                                                                              69,841
                                                                                                                      ============


XI.    STATISTICAL DATA:

       A.  Weighted Average APR of the Receivables                                                                          18.44%
                                                                                                                      ------------

       B.  Weighted Average Remaining Term of the Receivables                                                                54.79
                                                                                                                      ------------

       C.  Average Receivable Balance                                                                                      $13,523
                                                                                                                      ------------

       D.  Aggregate Realized Losses                                                                                    $2,677,773
                                                                                                                      ------------



By:    --------------------------------------
Name:  Preston A. Miller
       -----------------
Title: Executive Vice President and Treasurer
       --------------------------------------
Date:  January 3, 2000
       ---------------

                AmeriCredit Automobile Receivables Trust 1999-C
                    Class A-1A 5.67375% Asset Backed Notes
                  Class A-1B Floating Rate Asset Backed Notes
                      Class A-2A 6.32% Asset Backed Notes
                  Class A-2B Floating Rate Asset Backed Notes
                       Class A-3 6.84% Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Class A-5 6.81% Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:  12/01/99
Monthly Period Ending:     12/31/99



I.     MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                             Class A-1A    Class A-1B     Class A-2A    Class A-2B
                                                             ----------    ----------     ----------    ----------

       A.  Preliminary End of period Note Balance              $16,193,927    $46,268,361    $69,500,000  $230,500,000
                                                             ---------------------------------------------------------

       B.  Deficiency Claim Amount                                       0              0              0             0

       C.  End of period Note Balance                          $16,193,927    $46,268,361    $69,500,000  $230,500,000
                                                             =========================================================

       D.  Note Pool Factors                                   46.2683629%    46.2683610%    100.000000%   100.000000%
                                                             =========================================================



                                                             Class A-3     Class A-4      Class A-5                   TOTAL
                                                             ---------     ---------      ---------                   -----

       A.  Preliminary End of period Note Balance            $182,000,000   $283,000,000    $93,889,621               $921,351,909
                                                             ------------------------------------------               ------------

       B.  Deficiency Claim Amount                                      0              0              0                          0

       C.  End of period Note Balance                        $182,000,000   $283,000,000    $93,889,621               $921,351,909
                                                             ==========================================               ============

       D.  Note Pool Factors                                  100.000000%    100.000000%     93.889621%                92.1351909%
                                                             ==========================================               ============



II.    RECONCILIATION OF SPREAD ACCOUNT:

       A.  Preliminary End of period Spread Account balance                                                            $29,999,999
                                                                                                                      ------------

       B.  Priority First - Deficiency Claim Amount from preliminary certificate                                                 0
                                                                                                                      ------------

       C.  End of period Spread Account balance                                                                        $29,999,999
                                                                                                                      ------------

X.     PERFORMANCE TESTS:

       A.  Delinquency Ratio
           (1)      Receivables with Scheduled Payment
                        delinquent more than 60 days
                        at end of period                                                                 $12,425,543
                                                                                                         -----------
           (2)      Purchased Receivables with Scheduled
                       Payment delinquent more than 60
                       days at end of period                                                             -----------
           (3)      Beginning of period Principal Balance                                                962,345,202
                                                                                                         -----------
           (4)      Delinquency Ratio (1)+(2) divided by (3)                                                                 1.29%
                                                                                                                      ------------
           (5)      Previous Monthly Period Delinquency Ratio                                                                0.97%
                                                                                                                      ------------
           (6)      Second previous Monthly Period Delinquency Ratio                                                         0.80%
                                                                                                                      ------------
           (7)      Average Delinquency Ratio (4)+(5)+(6)
                       divided by 3                                                                                          1.02%
                                                                                                                      ------------
           (8)      Compliance (Delinquency Test Failure is a
                         Delinquency Ratio equal to or greater than 5.00%)                                                  yes
                                                                                                                      ------------


                                                 1


       B.  Cumulative Default Rate
           (1)      Defaulted Receivables in Current Period                                               $5,543,568
                                                                                                       -------------
           (2)      Cumulative Defaulted Receivables Including
                       Defaulted Receivables in Current Period                                            14,305,197
                                                                                                       -------------
           (3)      Original Pool Balance                                                                999,999,984
                                                                                                       -------------
           (4)      Cumulative Default Rate (2) divided by (3)                                                               1.43%
                                                                                                                      ------------
           (5)      Compliance (Default Test Failure is a Cumulative
                         Default Rate equal to or greater than 8.74%.)                                                      yes
                                                                                                                      ------------


       C.  Cumulative Net Loss Rate
           (1)      Receivables becoming Liquidated Receivables during period                             $3,355,805
                                                                                                       -------------
           (2)      Purchased Receivables with Scheduled
                       Payment delinquent more than 30 days at end of period                           -------------
           (3)      Cram Down Losses occurring during period                                           -------------
           (4)      Liquidation Proceeds collected during period                                          (1,708,161)
                                                                                                       -------------
           (5)      Net Losses during period (1)+(2)+(3)-(4)                                               1,647,644
                                                                                                       -------------
           (6)      Net Losses since Initial Cut-off Date (Beginning of Period)                            1,030,129
                                                                                                       -------------
           (7)      CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY DELINQUENCIES                                              0.27%
                                                                                                                      ------------
                       (5) + (6) DIVIDED BY (9)
           (8)      50% of Receivables with Scheduled Payment delinquent
                       more than 90 days at end of period                                                  3,253,106
                                                                                                       -------------
           (9)      Original Aggregate Principal Balance plus Pre-Funded Amount
                       as of the Closing Date                                                          1,000,000,000
                                                                                                       -------------
          (10)      Cumulative Net Loss Rate (5)+(6)+(8)
                       divided by (9)                                                                                        0.59%
                                                                                                                      ------------
          (11)     Compliance (Net Loss Test Failure is a
                       Net Loss Rate equal to or greater than 5.00%.)                                                       yes
                                                                                                                      ------------


       D.  Extension Rate
           (1)      Principal Balance of Receivables extended during current period                       $2,067,336
                                                                                                       -------------
           (2)      Beginning of Period Aggregate Principal Balance                                      962,345,202
                                                                                                       -------------
           (3)      Extension Rate (1) divided by (2)                                                                        0.21%
                                                                                                                      ------------
           (4)      Previous Monthly Extension Rate                                                                          0.06%
                                                                                                                      ------------
           (5)      Second previous Monthly Extension Rate                                                                   0.05%
                                                                                                                      ------------
           (6)      Average Extension Rate (3)+(4)+(5)
                       divided by 3                                                                                          0.11%
                                                                                                                      ------------
           (7)      Compliance (Extension Test Failure is an
                       Extension Rate equal to or greater than 4%.)                                                         yes
                                                                                                                      ------------

XI.    DELINQUENCY:

       A.  Receivables with Scheduled Payment delinquent
           (1)      31-60 days                                                            #      3,683   $51,035,699         5.30%
                                                                                          ----------------------------------------
           (2)      61-90 days                                                                     684     9,379,720         0.97%
                                                                                          ----------------------------------------
           (3)      over 90 days                                                                   219     3,045,823         0.32%
                                                                                          ----------------------------------------

            Receivables with Scheduled Payment delinquent
              more than 30 days at end of period                                                 4,586   $63,461,242         6.59%
                                                                                          ========================================



By:      --------------------------------------
Name:    Preston A. Miller
         -----------------
Title:   Executive Vice President and Treasurer
         --------------------------------------
Date:    January 3, 2000
         ---------------











                                                 2